Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting part of this Post-Effective Amendment No. 4 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 15, 1998, relating to the financial statements and financial highlights in the October 31, 1998 Annual Reports to Shareholders ("Annual Report") of Chase Vista Select Balanced Fund, Chase Vista Select Equity Income Fund, Chase Vista Select Large Cap Equity Fund, Chase Vista Large Cap Growth Fund, Chase Vista Select New Growth Opportunities Fund, Chase Vista Select Small Cap Value Fund, Chase Vista Select International Equity Fund, Chase Vista Select Bond Fund, Chase Vista Select Intermediate Bond Fund and Chase Vista Select Short Term Bond Fund (separately managed portfolios of Mutual Fund Select Group), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 22, 1999